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                                                                   EXHIBIT 23.2

                     CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 13, 1997, in Amendment No. 1 to the Registration Statement (Form S-1, No. 333-04173) and related Prospectus of DTM Corporation dated February 18, 1997.

                                            Ernst & Young LLP
Austin, Texas

February 17, 1997